Rule 497(e)
File Nos. 333-212090 and 811-05817

GREAT-WEST SMART TRACK® ADVISOR VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by
Great-West Life & Annuity Insurance Company

Supplement dated December 23, 2016
to the Prospectus dated December 23, 2016

This Supplement amends certain information contained in the Prospectus dated December 23, 2016.

Effective immediately, in the Types of Excess Withdrawals Section, the first sentence is deleted in its entirety and replaced with the following:

"A Distribution (when an amount is paid to you out of your Covered Fund Value) or Transfer (the movement of money from a Covered Fund to any Investment Strategy Sub-Account) during the GLWB Accumulation Phase is considered an Excess Withdrawal."

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (877) 723-8723, or write to the Retirement Resource Operations Center at PO Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and
Statement of Additional Information dated December 23, 2016.

Please read this Supplement carefully and retain it for future reference.